EXHIBIT 99.2
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                                 A Confirmation

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                        CONTRACT ADMINISTRATION AGREEMENT

            This CONTRACT ADMINISTRATION AGREEMENT, dated as of August 30, 2006 (this "Agreement"), among THE BANK OF NEW YORK ("BNY"), as contract administrator (in such capacity, the "Contract Administrator") and as trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee"), and CITIGROUP GLOBAL MARKETS INC. ("Citigroup").

            WHEREAS, Citibank N.A., New York Branch, an affiliate of Citigroup, is a party to three interest rate corridor agreements (each, a "Contract" and, collectively, the "Contracts") between Citibank N.A., New York Branch and Bear Stearns Financial Products Inc. (the "Counterparty"), one with respect to the Class A-1 Certificates with a Trade Date of August 29, 2006 and a reference number of FXNEC8642 (the "Class A-1 Contract"), one with respect to the Class A-10 Certificates with a Trade Date of August 29, 2006 and a reference number of FXNEC8643 (the "Class A-10 Contract"), and one with respect to the Class A-11 and Class A-21 Certificates with a Trade Date of August 29, 2006 and a reference number of FXNEC8645 (the "Class A-11 and Class A-21 Contract"), copies of which are attached to this Agreement at Exhibit A;

            WHEREAS, a trust fund (the "Trust Fund") was created pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), among Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and the Trustee;

            WHEREAS, simultaneously with the execution and delivery of this Agreement, Citibank N.A., New York Branch, an affiliate of Citigroup, is assigning all of its rights, and delegating all of its duties and obligations (other than its obligation to pay the Fixed Amount and any Fees, if applicable (as defined in each Contract)), under each Contract to the Contract Administrator, pursuant to the Assignment Agreement, dated as of the date hereof (the "Assignment Agreement"), among Citibank N.A., New York Branch, as assignor, the Contract Administrator, as assignee, and the Counterparty;

            WHEREAS, Citigroup desires that the Net Payments (as defined below) on each Contract be distributed to the Trustee on behalf of the Trust Fund to be applied for the purposes specified in the Pooling and Servicing Agreement and that the Excess Payments (as defined below) on each Contract be distributed to Citigroup;

            WHEREAS, Citigroup and the Trustee desire to appoint the Contract Administrator, and the Contract Administrator desires to accept such appointment, to distribute funds received under each Contract to the Trustee and to Citigroup as provided in this Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

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1. Definitions. Capitalized terms used but not otherwise defined in this
Agreement shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

            Benefited Certificates: With respect to the Class A-1 Contract, the Class A-1 Certificates; with respect to the Class A-10 Contract the Class A-10 Certificates; and with respect to the Class A-11 and Class A-21 Contract, the Class A-11 and Class A-21 Certificates.

            Calculation Period: With respect to a Contract and any payment made under such Contract, the related "Calculation Period" as defined in such Contract.

            Controlling Party: As defined in Section 5.

            Contract Account: The separate account created and maintained by the Contract Administrator pursuant to Section 3 with a depository institution in the name of the Contract Administrator for the benefit of Citigroup and the Trustee on behalf of the Holders of the Benefited Certificates and designated "The Bank of New York for Citigroup Global Markets Inc. and certain registered Holders of CWALT, Inc., Mortgage Pass-Through Certificates, Series 2006-28CB". Funds in the Contract Account shall be held for Citigroup and the Trustee on behalf of the Holders of the Benefited Certificates as set forth in this Agreement.

            Day Count Fraction: With respect to a Contract and any Distribution Date, the "Floating Rate Day Count Fraction" specified for the Calculation Period related to such Distribution Date in such Contract.

            Excess Payment: For any Distribution Date, (a) with respect to any payment received by the Contract Administrator from the Counterparty in respect of a Contract for such Distribution Date (other than any payment in respect of an early termination of such Contract), an amount equal to the excess, if any, of such payment over the Net Payment for such Distribution Date and (b) with respect to any payment received by the Contract Administrator from the Counterparty in respect of an early termination of a Contract received during the period from and including the immediately preceding Distribution Date to and excluding the day immediately preceding the current Distribution Date, an amount equal to the excess, if any, of such payment over the Net Payment in respect of such payment. Notwithstanding the foregoing, in the event that the Class Certificate Balance of the related Class(es) of Benefited Certificates is reduced to zero prior to the termination of a Contract, the Excess Payment for any Distribution Date following the Distribution Date on which the Class Certificate Balance of the such Class(es) of Benefited Certificates is reduced to zero shall be the entire payment received from the Counterparty.

            LIBOR: With respect to a Contract, the "Floating Rate Option" as defined in such Contract.

            Net Payment: For any Distribution Date, (a) with respect to any payment received by the Contract Administrator from the Counterparty in respect of a Contract for such Distribution Date (other than any payment in respect of an early termination of such Contract), an amount equal to the product of (i) the excess, if any, of (x) LIBOR, over (y) the related Strike Rate, (ii) the lesser of (x) the related Notional Balance for such Distribution Date and (y) the Class Certificate Balance of the related Class(es) of Benefited Certificates immediately prior to

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such Distribution Date and (iii) the Day Count Fraction, and (b) with respect to any payment received by the Contract Administrator from the Counterparty in respect of an early termination of a Contract received during the period from and including the immediately preceding Distribution Date to and excluding the day immediately preceding the current Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is equal to the lesser of (x) the related Notional Balance for the first Distribution Date on or after the early termination of such Contract and (y) the Class Certificate Balance of the related Class(es) of Benefited Certificates immediately prior to the first Distribution Date on or after the early termination of such Contract, and the denominator of which is equal to the related Notional Balance for the first Distribution Date on or after the early termination of such Contract and (ii) the amount of such payment received in respect of such early termination. Notwithstanding the foregoing, in the event that the Class Certificate Balance of the related Class(es) Benefited Certificates is reduced to zero prior to the termination of a Contract, the Net Payment for any Distribution Date following the Distribution Date on which the Class Certificate Balance of the related Class(es) of Benefited Certificates is reduced to zero shall be $0.

            Notional Balance: With respect to a Contract and any Distribution Date, the "Notional Amount" specified for the Calculation Period related to such Distribution Date in such Contract.

            Responsible Officer: When used with respect to the Contract Administrator, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Contract Administrator customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Strike Rate: With respect to a Contract and any Distribution Date, the "Cap Rate" specified for the Calculation Period related to such Distribution Date in such Contract.

2.    Appointment of Contract Administrator.

      Citigroup and the Trustee hereby appoint BNY to serve as Contract Administrator pursuant to this Agreement. The Contract Administrator accepts such appointment and acknowledges the transfer and assignment to it of Citibank N.A., New York Branch's rights under the Contracts pursuant to the Assignment Agreement. The Contract Administrator agrees to exercise the rights referred to above for the benefit of Citigroup and the Trustee on behalf of the Trust Fund and to perform the duties set forth in this Agreement.

3.    Receipt of Funds; Contract Account.

      The Contract Administrator hereby agrees to receive, on behalf of Citigroup and the Trustee on behalf of the Trust Fund, all amounts paid by the Counterparty under each Contract. The Contract Administrator shall establish and maintain a Contract Account into which the Contract Administrator shall deposit or cause to be deposited on the Business Day of receipt, all amounts payable by the Counterparty under each Contract. All funds deposited in the Contract Account shall be held for the benefit of Citigroup and the Trustee on behalf of the Holders of the

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Benefited Certificates until withdrawn in accordance with Section 4. The
Contract Account shall be an "Eligible Account" as defined in the Pooling and Servicing Agreement and, if the Trust Fund is terminated pursuant to the Pooling and Servicing Agreement prior to the termination of this Agreement, the Contract Account shall be an account that would otherwise qualify as an "Eligible Account" under the Pooling and Servicing Agreement had the termination of the Trust Fund not occurred.

      Funds in the Contract Account shall remain uninvested.

      The Contract Administrator shall give at least 30 days' advance notice to Citigroup and the Trustee of any proposed change of location of the Contract Account prior to any change thereof.

4.    Calculations; Distribution of Payments; Delivery of Notices.

      The Contract Administrator hereby agrees to perform the calculations necessary to distribute payments in accordance with this Section 4. The Contract Administrator shall perform such calculations based on (x) the Class Certificate Balances of the Benefited Certificates provided by the Trustee pursuant to the Pooling and Servicing Agreement and (y) the Notional Balances, Day Count Fractions and values of LIBOR provided by the Counterparty pursuant to the Contracts. The Contract Administrator shall, absent manifest error, be entitled to rely on information provided by the Trustee and the Counterparty.

      On the Business Day of receipt of any payment from the Counterparty, the Contract Administrator shall withdraw the amount of such payment from the Contract Account and distribute such amounts sequentially, as follows:

      (a) first, to the Trustee for deposit into the Reserve Fund, the applicable Net Payment; and

      (b) second, to Citigroup, the applicable Excess Payment, in accordance with the following wiring instructions:

            Bank:             Chase Manhattan Bank
            Account Name:     Citigroup Global Markets, Inc.
            Account No:       5143322
            ABA No:           021-000-021
            REF:              CWALT 2006-28CB
            Attn:             John Fodera

      The Contract Administrator shall prepare and deliver any notices required to be delivered under each Contract.

5.    Control Rights.

      The Controlling Party shall have the right to direct the Contract Administrator with respect to the exercise of any right under a Contract (such as the right to designate an Early Termination Date following an Event of Default (each such term as defined in such Contract).

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For purposes of this Agreement, the "Controlling Party" under a Contract shall mean, (i) if the Class Certificate Balance of the related Class(es) of Benefited Certificates immediately prior to the most recent Distribution Date (or, prior to the first Distribution Date, the original Class Certificate Balance) is equal to or greater than 50% of the related Notional Balance as of such Distribution Date (or, prior to the first Distribution Date, the original Notional Balance), the Trustee, and (ii) if the Class Certificate Balance of the related Class(es) of Benefited Certificates immediately prior to the most recent Distribution Date (or, prior to the first Distribution Date, the original Class Certificate Balance) is less than 50% of the related Notional Balance as of such Distribution Date (or, prior to the first Distribution Date, the original Notional Balance), Citigroup.

6. Representations and Warranties of the Contract Administrator. The Contract Administrator represents and warrants as follows:

      (a) BNY is duly organized and validly existing as a banking corporation under the laws of the State of New York and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations as Contract Administrator under this Agreement.

      (b) The execution, delivery and performance of this Agreement by BNY as Contract Administrator has been duly authorized by BNY.

      (c) This Agreement has been duly executed and delivered by BNY as Contract Administrator and is enforceable against BNY in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

7. Certain Matters Concerning the Contract Administrator.

      (a) The Contract Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

      (b) No provision of this Agreement shall be construed to relieve the Contract Administrator from liability for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

            (i) the duties and obligations of the Contract Administrator shall be determined solely by the express provisions of this Agreement, the Contract Administrator shall not be liable, individually or as Contract Administrator, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Contract Administrator and the Contract Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed

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                  therein, upon any certificates or opinions furnished to the
                  Contract Administrator and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (ii) the Contract Administrator shall not be liable, individually or as Contract Administrator, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Contract Administrator, unless the Contract Administrator was grossly negligent or acted in bad faith or with willful misfeasance; and

            (iii) the Contract Administrator shall not be liable, individually or as Contract Administrator, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Controlling Party, or exercising any power conferred upon the Contract Administrator under this Agreement.

      (c)   Except as otherwise provided in Sections 7(a) and 7(b):

            (i) the Contract Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Contract Administrator may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

            (iii) the Contract Administrator shall not be liable, individually or as Contract Administrator, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) the Contract Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Citigroup or the Trustee; provided, however, that if the payment within a reasonable time to the Contract Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Contract Administrator not reasonably assured to the Contract Administrator by Citigroup and/or the Trustee, the Contract Administrator may require reasonable indemnity against such expense, or

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                  liability from Citigroup and/or the Trustee, as the case may be, as a condition to taking any such action; and

            (v) the Contract Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it.

      (d) Citigroup covenants and agrees to pay or reimburse the Contract Administrator, upon its request, for all reasonable expenses and disbursements incurred or made by the Contract Administrator in accordance with any of the provisions of this Agreement except any such expense or disbursement as may arise from its negligence, bad faith or willful misconduct. The Contract Administrator and any director, officer, employee or agent of the Contract Administrator shall be indemnified by Citigroup and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, or in connection with the performance of any of the Contract Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Contract Administrator's duties hereunder. Such indemnity shall survive the termination of this Agreement or the resignation of the Contract Administrator hereunder. Notwithstanding anything to the contrary in this Section 7(a), any expenses, disbursements, losses or liabilities of the Contract Administrator or any director, officer, employee or agent thereof that are made or incurred as a result of any request, order or direction of any of the Certificateholders made to the Trustee as contemplated by Section 8.02(ix) of the Pooling and Servicing Agreement and consequently made to the Contract Administrator by the Trustee shall be payable by the Trustee out of the security or indemnity provided by such Certificateholders pursuant to Section 8.02(ix) of the Pooling and Servicing Agreement.

      (e) Upon the resignation of BNY as Trustee in accordance with the Pooling and Servicing Agreement, (i) BNY shall resign and be discharged from its duties as Contract Administrator hereunder and
            (ii) the Person that succeeds BNY as Trustee shall be appointed as successor Contract Administrator hereunder upon its execution, acknowledgement and delivery of the instrument accepting such appointment in accordance with Section 8.08 of the Pooling and Servicing Agreement, whereupon the duties of the Contract Administrator hereunder shall pass to such Person. In addition, upon the appointment of a successor Trustee under the Pooling and Servicing Agreement, such successor Trustee shall succeed to the rights of the Trustee hereunder.

8.    Miscellaneous.

      (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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      (b)   Each of BNY and Citigroup hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

      (c) This Agreement shall terminate upon the termination of all Contracts and the disbursement by the Contract Administrator of all funds received under the Contracts to Citigroup and the Trustee on behalf of the Holders of the Benefited Certificates.

      (d) This Agreement may be amended, supplemented or modified in writing by the parties hereto.

      (e) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all such counterparts taken together shall be deemed to constitute one and the same instrument.

      (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      (g) The representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement. No act or omission on the part of any party hereto shall constitute a waiver of any such representation or warranty.

      (h) The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                            THE BANK OF NEW YORK,
                                            as Contract Administrator


                                            By: /s/ Maria Tokarz
                                               --------------------------------
                                            Name:   Maria Tokarz
                                            Title:  Assistant Treasurer


                                            THE BANK OF NEW YORK,
                                            as Trustee


                                            By: /s/ Maria Tokarz
                                               --------------------------------
                                            Name:   Maria Tokarz
                                            Title:  Assistant Treasurer


                                            CITIGROUP GLOBAL MARKETS INC.

                                            By: /s/ Frank A. Licciardello
                                               --------------------------------
                                            Name:   Frank A. Licciardello
                                            Title:  Authorized Signatory

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                                    EXHIBIT A

                                    CONTRACTS



                                       A-1